SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Forest Laboratories, Inc.
 (Name of Registrant as Specified In Its Charter)

Carl C. Icahn
Dr. Eric J. Ende
Daniel A. Ninivaggi
Pierre Legault
Andrew J. Fromkin
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On August 9, 2012, Carl C. Icahn and affiliated entities filed Amendment No. 14 to Schedule 13D relating to Forest Laboratories, Inc., a copy of which is filed herewith as Exhibit 1.

ON JULY 23, 2012, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ERIC J. ENDE, PIERRE LEGAULT, ANDREW J. FROMKIN, DANIEL A. NINIVAGGI, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS.  CONSENT OF THE AUTHOR AND PUBLICATION NEITHER SOUGHT NOR OBTAINED TO USE THE MATERIAL REFERRED TO HEREIN AS PROXY SOLICITING MATERIAL.  THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:  STOCKHOLDERS CALL TOLL−FREE: (800) 697−6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269−5550.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 14)*

Forest Laboratories, Inc.
(Name of Issuer)

Common Stock, Par Value $0.10
(Title of Class of Securities)

345838106
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300

(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

August 8, 2012
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  / /.

NOTE:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1.  Security and Issuer

This statement constitutes Amendment No. 14 to the Schedule 13D relating to the Common Stock, par value $0.10 (the “Shares”), issued by Forest Laboratories, Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 17, 2011 and amended by Amendment Nos. 1 through 13 thereto (as amended, the "Initial Schedule 13D"), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein.  All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 4.  Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

On August 9, 2012, Carl Icahn issued the attached statement regarding the Issuer (the “August 9 Statement”), which is filed herewith as an exhibit.

On August 8, 2012, each of Icahn Enterprises Holdings, LP and High River Limited Partnership, affiliates of Mr. Carl Icahn, entered into an Amendment No. 1 (together, the “Amendments”) to the agreements each of them entered into with Dr. Ende on May 29, 2012.  The Amendments have been filed herewith as an exhibit and are incorporated herein by reference.

ON JULY 23, 2012, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ERIC J. ENDE, PIERRE LEGAULT, ANDREW J. FROMKIN, DANIEL A. NINIVAGGI, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:  STOCKHOLDERS CALL TOLL−FREE: (800) 697−6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269−5550.

Item 7.  Material to be Filed as Exhibits

Exhibit 1	August 9 Statement

Exhibit 2	Amendment No. 1, dated August 8, 2012, to the Agreement, dated May 29, 2012, by and between Icahn Enterprises Holdings, LP and Eric Ende

Exhibit 3	Amendment No. 1, dated August 8, 2012, to the Agreement, dated May 29, 2012, by and between High River Limited Partnership and Eric Ende

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: August 9, 2012

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner

By:  /s/ Edward E. Mattner
    Name: Edward E. Mattner
    Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By:  /s/ SungHwan Cho
    Name: SungHwan Cho
    Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

EX. 1

BROKEN PROMISES MADE BY FOREST LABS

DOCUMENTS RECENTLY RELEASED BY FOREST LABS CONFIRM THAT CORPORATE GOVERNANCE AT FOREST GETS AN F

Last year we conducted a proxy contest that revealed serious corporate governance flaws at Forest Labs.  In response to these revelations, as part of last year’s proxy contest, Forest promised shareholders that it would task an independent committee of directors with selecting, engaging and consulting with a corporate governance expert and then making recommendations for corporate governance reform.  Nearly two months ago, we requested documents from Forest Labs to determine whether those promises were kept.  Forest refused this request but recently a court required Forest Labs to release these documents to us.  What we found confirmed our suspicions regarding corporate governance at Forest.

The documents we obtained from the court ruling show that rather than having an independent board committee work with a corporate governance expert, as promised, there was a minimal process run by the entire Board and management.  Independent directors did not hire their own advisors or even select the corporate governance expert.  And the corporate governance expert that was retained did not work for, report to, or even meet with, an independent committee.

Instead of the promised independent director review with a corporate governance expert, the corporate governance expert entered into an agreement with Forest Labs management and reported to the entire Board and senior management team.  Moreover, the process involved only a single presentation by the corporate governance expert to the entire Board and senior management team.  This process was a complete and utter travesty.

There are a number of corporate governance issues at Forest Labs that must be addressed such as (i) separating the Chairman and CEO roles, (ii) the undue concentration of power in Howard Solomon, (iii) the appropriate status of David Solomon in the company’s succession plans, (iv) whether Dan Goldwasser should be removed as the chairman of the compensation committee in light of the fact that he has overseen egregious compensation policies for decades, and (v) whether Kenneth Goodman is the right person to have in the crucial role of presiding director given his long standing relationship to Howard Solomon.  It is ridiculous to believe that these problems can be corrected at a meeting presided over by Howard Solomon, a man who has autocratically ruled over Forest for decades.  An independent Board is desperately needed at Forest.

As ISS pointed out in its July 31, 2012 report, many of the recent corporate governance changes at Forest “serve more to highlight how poor some governance practices and standards were before recent events began to shine a bright light on things. A no-repricing policy, for example, has long been a standard feature of equity programs. Creating a presiding director, similarly, may ring hollow to shareholders when the role is immediately filled with a former executive who recently reported to the current CEO. That the board did not take further action, after the 2011 proxy contest, to appoint a new presiding director without any such complications or entanglements does little to help the case.”

I urge shareholders to VOTE THE GOLD CARD for Ende, Ninivaggi, Fromkin and Legault to deliver the necessary change and bring a strong and independent voice to Forest Labs.

If you have already voted the white card, you can still change your vote by NOW voting the GOLD card.

Sincerely,

/s/Carl Icahn

Contact: Susan Gordon (212) 702-4309

ON JULY 23, 2012, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ERIC J. ENDE, PIERRE LEGAULT, ANDREW J. FROMKIN, DANIEL A. NINIVAGGI, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:  STOCKHOLDERS CALL TOLL−FREE: (800) 697−6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269−5550.  CONSENT OF THE AUTHOR AND PUBLICATION NEITHER SOUGHT NOR OBTAINED TO USE THE MATERIAL REFERRED TO HEREIN AS PROXY SOLICITING MATERIAL.

EX. 2

Amendment Number 1

This is Amendment Number 1, dated August 8, 2012 (the “Amendment”), to the agreement (the “Agreement”) made on the 29th day of May, 2012, by and between Icahn Enterprises Holdings, LP (“Icahn Enterprises”) and Eric Ende (“Ende”).  Unless otherwise defined herein capitalized terms used herein shall have the meanings attributed to them in Section 5 of the Agreement.

RECITALS:

Icahn Enterprises through its subsidiaries has acquired Forest Securities.  Icahn Enterprises has designated a slate of directors, to be nominated to the Board of Directors of Forest and is conducting a proxy contest to elect such nominees to such Board at the 2012 stockholders meeting of Forest (the “Forest 2012 Annual Meeting”).

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, desiring to be legally bound, hereby agree as follows:

1. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

“2.           Fee.  If Ende is in full compliance with this Agreement then:

(a) Ende shall be paid a fee at a rate of $13,000 per week, payable once every 4 weeks (the “Base Fee”) from the date hereof through (except in the event Icahn Enterprises enters into a Settlement Agreement as contemplated below in this Section 2(b)) the occurrence of the 2012 Forest Annual Stockholders Meeting (but in no event more than $208,000 in the aggregate).

(b) In the event that Icahn Enterprises enters into a settlement agreement with Forest pursuant to which Icahn Enterprises agrees not to conduct a proxy contest to elect a slate of directors to the Board of Forest at the 2012 Forest Annual Stockholders Meeting (a “Settlement Agreement”), then on the date of such Settlement Agreement the Base Fee shall cease to accrue.

(c) If the Settlement Agreement provides that one person (other than Ende) (any person(s) other than Ende designated by Icahn Enterprises or its affiliates for membership on the Forest Board, an “Icahn Nominee”) is to become a member of the slate of directors to be nominated by Forest at the 2012 Forest Annual Stockholders Meeting or otherwise provides that one Icahn Nominee will be a member of the Board of Directors of Forest for a term starting in 2012, or if one Icahn Nominee is elected at the Forest 2012 Annual Meeting to the Board of Directors of Forest for a term starting in 2012, then Ende shall be entitled to a single payment of $80,000.

(d) If the Settlement Agreement provides that two Icahn Nominees are to become members of the slate of directors to be nominated by Forest at the 2012 Forest Annual Stockholders Meeting or otherwise provides that two Icahn Nominees will be members of the Board of Directors of Forest for a term starting in 2012, or if two Icahn Nominees are elected at the 2012 Forest Annual Stockholders Meeting to the Board of Directors of Forest for a term starting in 2012, then Ende shall be entitled to a single payment of $120,000.

(e) If the Settlement Agreement provides that Ende is to become a member of the slate of directors to be nominated by Forest at the 2012 Forest Annual Stockholders Meeting or otherwise provides that Ende will be a member of the Board of Directors of Forest for a term starting in 2012 (a “Settlement Appointment”) or if Ende is elected at the 2012 Forest Annual Stockholders Meeting to the Board of Directors of Forest for a term starting in 2012, then Ende will be eligible to receive the payment provided for in Section 3 below, and shall not be entitled to any payment provided for in Section 2(c) or (d) above.  If Ende is entitled to receive the payment provided for in Section 2(c) above, then he shall not be entitled to receive either:  (x) any payment provided for in Section 2(d) above; or (y) any payment provided for in Section 3 below.  If Ende is entitled to receive the payment provided for in Section 2(d) above, then he shall not be entitled to receive either:  (x) any payment provided for in Section 2(c) above; or (y) any payment provided for in Section 3 below”.

2. Full Force and Effect.

Except as provided in Section 1 above, the Agreement shall continue in full force and effect.  Section 4 of the Agreement shall be applicable to this Amendment as if the Amendment was the Agreement referred to therein.

IN WITNESS WHEREOF, undersigned have executed this Agreement on August 8, 2012.

/s/ Eric Ende______________________________
Eric Ende

Icahn Enterprises Holdings, L.P.

By:  Icahn Enterprises G.P. Inc., its general partner

By:  /s/ Daniel A. Ninivaggi__________________________
        Name:  Daniel A. Ninivaggi
        Title:  President

EX. 3

Amendment Number 1

This is Amendment Number 1, dated August 8, 2012 (the “Amendment”), to the agreement (the “Agreement”) made on the 29th day of May, 2012, by and between High River Limited Partnership (“High River”) and Eric Ende (“Ende”).  Unless otherwise defined herein capitalized terms used herein shall have the meanings attributed to them in Section 5 of the Agreement.

RECITALS:

High River through its subsidiaries has acquired Forest Securities.  High River has designated a slate of directors, to be nominated to the Board of Directors of Forest and is conducting a proxy contest to elect such nominees to such Board at the 2012 stockholders meeting of Forest (the “Forest 2012 Annual Meeting”).

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, desiring to be legally bound, hereby agree as follows:

1. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

“2.           Fee.  If Ende is in full compliance with this Agreement then:

(a) Ende shall be paid a fee at a rate of $3,250 per week, payable once every 4 weeks (the “Base Fee”) from the date hereof through (except in the event High River enters into a Settlement Agreement as contemplated below in this Section 2(b)) the occurrence of the 2012 Forest Annual Stockholders Meeting (but in no event more than $52,000 in the aggregate).

(b) In the event that High River enters into a settlement agreement with Forest pursuant to which High River agrees not to conduct a proxy contest to elect a slate of directors to the Board of Forest at the 2012 Forest Annual Stockholders Meeting (a “Settlement Agreement”), then on the date of such Settlement Agreement the Base Fee shall cease to accrue.

(c) If the Settlement Agreement provides that one person (other than Ende) (any person(s) other than Ende designated by High River or its affiliates for membership on the Forest Board, an “Icahn Nominee”) is to become a member of the slate of directors to be nominated by Forest at the 2012 Forest Annual Stockholders Meeting or otherwise provides that one Icahn Nominee will be a member of the Board of Directors of Forest for a term starting in 2012, or if one Icahn Nominee is elected at the Forest 2012 Annual Meeting to the Board of Directors of Forest for a term starting in 2012, then Ende shall be entitled to a single payment of $20,000.

(d) If the Settlement Agreement provides that two Icahn Nominees are to become members of the slate of directors to be nominated by Forest at the 2012 Forest Annual Stockholders Meeting or otherwise provides that two Icahn Nominees will be members of the Board of Directors of Forest for a term starting in 2012, or if two Icahn Nominees are elected at the 2012 Forest Annual Stockholders Meeting to the Board of Directors of Forest for a term starting in 2012, then Ende shall be entitled to a single payment of $30,000.

(e) If the Settlement Agreement provides that Ende is to become a member of the slate of directors to be nominated by Forest at the 2012 Forest Annual Stockholders Meeting or otherwise provides that Ende will be a member of the Board of Directors of Forest for a term starting in 2012 (a “Settlement Appointment”) or if Ende is elected at the 2012 Forest Annual Stockholders Meeting to the Board of Directors of Forest for a term starting in 2012, then Ende will be eligible to receive the payment provided for in Section 3 below, and shall not be entitled to any payment provided for in Section 2(c) or (d) above.  If Ende is entitled to receive the payment provided for in Section 2(c) above, then he shall not be entitled to receive either:  (x) any payment provided for in Section 2(d) above; or (y) any payment provided for in Section 3 below.  If Ende is entitled to receive the payment provided for in Section 2(d) above, then he shall not be entitled to receive either:  (x) any payment provided for in Section 2(c) above; or (y) any payment provided for in Section 3 below”.

2. Full Force and Effect.

Except as provided in Section 1 above, the Agreement shall continue in full force and effect.  Section 4 of the Agreement shall be applicable to this Amendment as if the Amendment was the Agreement referred to therein.

IN WITNESS WHEREOF, undersigned have executed this Agreement on August 8, 2012.

/s/ Eric Ende______________________________
Eric Ende

High River Limited Partnership

By:  Hopper Investments LLC, its general partner

By:  /s/ Edward E. Mattner__________________________
    Name:  Edward E. Mattner
    Title:  Authorized Signatory